AMENDMENT NO. 2 TO FEE WAIVER AGREEMENT

      AGREEMENT by and between Touchstone Funds Group Trust, a Delaware business trust (the "Trust") and Touchstone Advisors, Inc. (the "Advisor").

      WHEREAS, the Trust and the Advisor entered into a Fee Waiver Agreement dated March 1, 2006, as amended November 20, 2006, whereby the Advisor agreed to limit certain Funds "Other Expenses" for the length of time and limits stated in the Agreements; and

      WHEREAS, the Trust and the Advisor wish to amend the Agreement as of February 1, 2007 (the "Amended Agreement") to reflect (i) the addition of the Short Duration Fixed-Income Fund, Ultra Short Duration Fixed Income Fund, Value Opportunities Fund, Small Cap Value Opportunities Fund, Diversified Small Cap Value Fund, Healthcare & Biotechnology Fund and Clover Core Fixed Income Fund as named parties to the Agreement, (ii) that the expense limits that previously applied to "Other Expenses" now apply to "Other Expenses and Shareholder Services Fees" for the Funds indicated in this Amended Agreement; and (iii) that the expense limits that previously applied to "Other Expenses" now apply to "Other Expenses and Distribution and/or Shareholder Services Fees" for the Funds indicated in this Amended Agreement.

      NOW THEREFORE, the Advisor hereby agrees to limit the Funds' expenses for the length of time and the limits stated in this Amended Agreement.

                              OTHER EXPENSES LIMITS

                                                                                     OTHER EXPENSES
FUND                                                LENGTH/TYPE OF LIMITATION             LIMIT
--------------------------------------------   -----------------------------------   --------------
Touchstone Mid Cap Fund Class Y                Contractual waiver through 3/1/2008        0.10%
Touchstone Strategic Value and High Income
  Fund Class Y                                 Contractual waiver through 3/1/2008        0.15%
Touchstone Sands Capital Select Growth
  Fund Class Y                                 Contractual waiver through 3/1/2008        0.25%
Touchstone Short Duration Fixed Income
  Fund Class Z                                 Contractual waiver through 3/1/2008        0.24%
Touchstone Ultra Short Duration Fixed
Income Fund Class Z                            Contractual waiver through 3/1/2008        0.19%
Touchstone Value  Opportunities Fund Class Z   Contractual waiver through 3/1/2008        0.35%
Touchstone Value  Opportunities Fund Class A   Contractual waiver through 3/1/2008        0.35%
Touchstone Value  Opportunities Fund Class C   Contractual waiver through 3/1/2008        0.35%
Touchstone Small Cap Value Opportunities
  Fund Class Z                                 Contractual waiver through 3/1/2008        0.30%
Touchstone Diversified Small Cap Value
  Fund Class A                                 Contractual waiver through 3/1/2008        0.35%
Touchstone Diversified Small Cap Value
  Fund Class C                                 Contractual waiver through 3/1/2008        0.35%
Touchstone Diversified Small Cap Value
  Fund Class Z                                 Contractual waiver through 3/1/2008        0.35%
Touchstone Healthcare and Biotechnology
  Fund Class A                                 Contractual waiver through 3/1/2008        0.30%
Touchstone Healthcare and Biotechnology
  Fund Class C                                 Contractual waiver through 3/1/2008        0.30%
Touchstone Clover Core Fixed Income
  Fund Class I                                 Contractual waiver through 3/1/2008        0.40%

               OTHER EXPENSES AND SHAREHOLDER SERVICES FEES LIMITS

                                                                                       OTHER EXPENSES AND
                                                                                     SHAREHOLDER SERVICES
FUND                                                LENGTH/TYPE OF LIMITATION              FEES LIMIT
--------------------------------------------   -----------------------------------   --------------------
Touchstone Mid Cap Fund Class Z                Contractual waiver through 3/1/2008           0.35%
Touchstone Sands Capital Select Growth
  Fund Class Z                                 Contractual waiver through 3/1/2008           0.50%

    OTHER EXPENSES AND DISTRIBUTION AND/OR SHAREHOLDER SERVICES FEES LIMITS

                                                                                      OTHER EXPENSES AND
                                                                                     DISTRIBUTION AND/OR
                                                                                     SHAREHOLDER SERVICES
FUND                                                LENGTH/TYPE OF LIMITATION             FEES LIMIT
--------------------------------------------   -----------------------------------   --------------------
Touchstone Strategic Value and High Income
  Fund Class A                                 Contractual waiver through 3/1/2008           0.40%
Touchstone Strategic Value and High Income
  Fund Class C                                 Contractual waiver through 3/1/2008           1.15%
Touchstone Diversified Value Fund Class A      Contractual waiver through 3/1/2008           0.40%
Touchstone Diversified Value Fund Class C      Contractual waiver through 3/1/2008           1.15%
Touchstone Diversified Growth Fund Class A     Contractual waiver through 3/1/2008           0.40%
Touchstone Small Cap Fund Class A              Contractual waiver through 3/1/2008           0.40%*

Touchstone Small Cap Fund Class C              Contractual waiver through 3/1/2008           1.15%*

Touchstone Family Heritage Fund Class A        Contractual waiver through 3/1/2008           0.40%
Touchstone Family Heritage Fund Class C        Contractual waiver through 3/1/2008           1.15%
Touchstone Tax-Exempt Bond Fund Class A        Contractual waiver through 3/1/2008           0.40%
Touchstone International Equity Fund Class A   Contractual waiver through 3/1/2008           0.50%*
Touchstone International Equity Fund Class C   Contractual waiver through 3/1/2008           1.25%*
Constellation Pitcairn Select Value
  Fund Class II                                Contractual waiver through 3/1/2008           0.45%
Touchstone Pitcairn Taxable Bond
  Fund Class II                                Contractual waiver through 3/1/2008           0.50%
Touchstone HLAM Large Cap Quality
  Stock Fund Class II                          Contractual waiver through 3/1/2008           0.50%

*The fee waiver obligation will be reduced by up to 0.01% to the extent that the Fund earns revenues from securities lending activities.

      IN WITNESS WHEREOF, the parties hereto have caused the Amended Agreement to become effective as of February 1, 2007.

TOUCHSTONE FUNDS GROUP TRUST


By: /s/ Gregory A. Harris
    ---------------------------------
Name: /s/ Gregory A. Harris
Title: VP Fund Adminstration


TOUCHSTONE ADVISORS, INC.


By: /s/ Gregory A. Harris
    ---------------------------------
Name: /s/ Gregory A. Harris
Title: VP Fund Adminstration